EXHIBIT 23


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMP Incorporated:

As independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1995 incorporated by reference in this 10-K, into the Company's previously filed Form S-8 Registration Statements, Registration Nos. 33-
22676, 33-55318, 33-65048 and 33-54277.


                                  /s/  Arthur Andersen LLP
                                  ------------------------
                                    Arthur Andersen LLP




Philadelphia, PA
March 27, 1995